Investor contact:                        Media contact:
Brad Burke                            Leslie Wojcik
SEI                                SEI
+1 610-676-5350                        +1 610-676-4191
bburke2@seic.com                        lwojcik@seic.com
Pages:        10

FOR IMMEDIATE RELEASE

SEI Reports Fourth-Quarter 2024 Financial Results

OAKS, Pa., Jan. 29, 2025 – SEI Investments Company (NASDAQ:SEIC) today announced financial results for the fourth quarter 2024. Relative to the fourth quarter 2023, EPS increased by 31%, and revenue and operating income grew by 15% and 43%, respectively, with operating margins increasing to 26%.

Consolidated Overview
(In thousands, except earnings per share)	For the Three Months Ended December 31,			For the Twelve Months Ended December 31,
	2024	2023	%	2024	2023	%

Revenues	$557,190	$484,858	15%	$2,125,151	$1,919,793	11%
Operating income	145,544	101,684	43%	551,741	424,524	30%
Operating margin	26%	21%	25%	26%	22%	17%
Net income	155,771	120,731	29%	581,191	462,258	26%
Diluted earnings per share	$1.19	$0.91	31%	$4.41	$3.46	27%

“Our record 2024 results reflect consistent execution against our growth strategy, particularly the progress we have driven in the last 18 months. Our net sales events in 2024 increased 58% from 2023—representing a mix across our entire organization and reinforcing the high level of market engagement for our enterprise capabilities,” said CEO Ryan Hicke.
“We are focused on maximizing our return on invested capital across our segments and solutions globally. SEI has real momentum, and our employees’ commitment to delivering for our clients and embracing an enterprise-first mindset has been core to igniting that momentum. We’re excited for what’s ahead in 2025 and to continue delivering long-term value for our stakeholders.”

Summary of Fourth-Quarter Results by Business Segment

(In thousands)	For the Three Months Ended December 31,			For the Twelve Months Ended December 31,
	2024	2023	%	2024	2023	%
Private Banks:
Revenues	$140,142	$123,337	14%	$541,414	$496,317	9%
Expenses	120,414	110,656	9%	460,375	448,490	3%
Operating Profit	19,728	12,681	56%	81,039	47,827	69%
Operating Margin	14%	10%		15%	10%

Investment Advisors:
Revenues	139,267	109,719	27%	509,408	436,298	17%
Expenses	76,839	67,138	14%	282,902	259,142	9%
Operating Profit	62,428	42,581	47%	226,506	177,156	28%
Operating Margin	45%	39%		44%	41%

Institutional Investors:
Revenues	70,812	69,794	1%	285,723	289,708	(1)%
Expenses	38,315	39,118	(2)%	154,701	165,455	(6)%
Operating Profit	32,497	30,676	6%	131,022	124,253	5%
Operating Margin	46%	44%		46%	43%

Investment Managers:
Revenues	191,262	168,571	13%	728,390	645,254	13%
Expenses	118,130	110,713	7%	453,085	419,196	8%
Operating Profit	73,132	57,858	26%	275,305	226,058	22%
Operating Margin	38%	34%		38%	35%

Investments in New Businesses:
Revenues	15,707	13,437	17%	60,216	52,216	15%
Expenses	19,296	17,826	8%	74,699	70,745	6%
Operating Loss	(3,589)	(4,389)	(18)%	(14,483)	(18,529)	(22)%

Totals:
Revenues	$557,190	$484,858	15%	$2,125,151	$1,919,793	11%
Expenses	372,994	345,451	8%	1,425,762	1,363,028	5%
Corporate Overhead Expenses	38,652	37,723	2%	147,648	132,241	12%
Income from Operations	$145,544	$101,684	43%	$551,741	$424,524	30%

Fourth-Quarter Business Highlights:
•SEI achieved diluted EPS of $1.19, up 31% from the prior year, representing the second consecutive quarter where SEI has realized significant growth in net sales, revenue and earnings from the prior year.
◦Q4 2024 diluted EPS matched Q3's near-record level despite the $0.02 impact of several items affecting comparability in the quarter, specifically:
▪A $0.04 negative impact from higher incentive compensation accrued in Q4, in recognition of our employees' reigniting SEI's momentum and our strong financial performance in 2024.
▪A $0.05 negative impact from the timing of stock-based compensation. Accelerating EPS growth caused an increasing number of equity awards to vest in Q4, driving the higher than normal non-cash expenditure.
▪A $0.02 positive impact from FX transaction gains.
▪A $0.05 positive tax impact from options exercised during the quarter as well as our year-end provision estimate.
•Net sales events during the fourth quarter 2024 were $38.2 million, bringing full-year 2024 net sales events to $127.9 million, a 58% increase vs. full-year 2023. Similar to last quarter, the drivers of net sales activity were broad-based, coming from multiple existing and new clients, both in the US and globally.
•Consolidated revenues and operating income increased by 15% and 43%, respectively, from Q4 2023, with revenue, operating profit and margins increasing for each business segment.
◦Private Banks revenue growth of 14% was supported by recent sales events, increased client retention and the conversion of the existing client backlog into revenue, with operating profit growing 56% due to continued cost discipline.
◦Investment Managers operating profit growth of 26% was driven by sales event growth and client cross-selling. Our Investment Managers offering continues to gain traction, most notably with private credit and global clients.
◦Investment Advisors operating profit growth of 47% was largely driven by a $21.1 million contribution from the integrated cash program in the quarter.
◦Modest Institutional Investors revenue and operating profit growth reflects improvement vs. the first half of 2024, with the business working to offset the negative impact of corporate defined benefit plan terminations.
◦Absent the negative impact of incentive and stock compensation expenses noted above, SEI's consolidated operating margins improved relative to the prior year and the prior quarter.
•Average assets under administration increased by 3%, and average assets under management increased by 1%, relative to Q3 2024. However, ending assets under management declined by 3% vs. Q3 2024 due to a combination of market valuation and net outflows, most notably for LSV and Institutional Investors, which saw an unusually large impact of plan terminations.
◦Relative to Q4 2023, both average assets under administration and assets under management realized healthy growth of 15% and 18%, respectively.
•Earnings from LSV decreased to $33.4 million in the fourth quarter 2024 as compared to $35.4 million in the fourth quarter 2023, due to slightly lower incentive fees.
•SEI repurchased 3.1 million shares of common stock for $259.5 million during the fourth quarter 2024 at an average price of $83.43 per share.

Earnings Conference Call
A conference call and presentation to review earnings is scheduled for 5 p.m. Eastern time on Jan. 29, 2025. Investors and the public may review the presentation and listen to the call and replay at seic.com/ir-events.

About SEI®
SEI (NASDAQ:SEIC) delivers technology and investment solutions that connect the financial services industry. With capabilities across investment processing, operations, and asset management, SEI works with corporations, financial institutions and professionals, and ultra-high-net-worth families to help drive growth, make confident decisions, and protect futures. As of Dec. 31, 2024, SEI manages, advises, or administers approximately $1.6 trillion in assets. For more information, visit seic.com.

This release contains forward-looking statements within the meaning or the rules and regulations of the Securities and Exchange Commission. In some cases you can identify forward-looking statements by terminology, such as "may," "will," "expect," "believe" and "continue" or "appear." Our forward-looking statements include our current expectations as to:
•our focus on maximizing our return on invested capital across our segments and solutions globally;
•our ability to deliver long-term value for our stakeholders; and
•when and if we will generate net annualized recurring revenues from sales events that occurred during the quarter, as well as the amount of any such revenue.
You should not place undue reliance on our forward-looking statements, as they are based on the current beliefs and expectations of our management and subject to significant risks and uncertainties, many of which are beyond our control or are subject to change. Although we believe the assumptions upon which we base our forward-looking statements are reasonable, they could be inaccurate. Some of the risks and important factors that could cause actual results to differ from those described in our forward-looking statements can be found in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended Dec. 31, 2023, filed with the Securities and Exchange Commission.
# # #

SEI INVESTMENTS COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data) (Unaudited)

	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
	2024	2023	2024	2023

Asset management, admin. and distribution fees	$439,520	$383,571	$1,677,143	$1,514,815
Information processing and software servicing fees	117,670	101,287	448,008	404,978

Total revenues	557,190	484,858	2,125,151	1,919,793

Subadvisory, distribution and other asset mgmt. costs	50,427	47,106	191,706	189,263
Software royalties and other information processing costs	8,726	8,505	34,229	32,289
Compensation, benefits and other personnel	200,347	184,508	770,881	714,099
Stock-based compensation	21,402	7,850	58,626	31,308
Consulting, outsourcing and professional fees	52,548	54,850	211,806	231,469
Data processing and computer related	38,863	34,735	151,653	137,036
Facilities, supplies and other costs	20,487	27,011	79,282	85,836
Amortization	10,585	9,818	41,869	38,669
Depreciation	8,261	8,791	33,358	35,300

Total expenses	411,646	383,174	1,573,410	1,495,269

Income from operations	145,544	101,684	551,741	424,524

Net (loss) gain from investments	(559)	1,704	2,790	2,757
Interest and dividend income	12,947	11,574	48,897	41,027
Interest expense	(144)	(187)	(563)	(583)
Other income	—	—	8,151	—
Equity in earnings of unconsolidated affiliate	33,366	35,413	135,741	126,930

Income before income taxes	191,154	150,188	746,757	594,655

Income taxes	35,383	29,457	165,566	132,397

Net income	$155,771	$120,731	$581,191	$462,258

Basic earnings per common share	$1.21	$0.92	$4.47	$3.49

Shares used to calculate basic earnings per share	128,642	131,269	130,073	132,593

Diluted earnings per common share	$1.19	$0.91	$4.41	$3.46

Shares used to calculate diluted earnings per share	131,421	132,160	131,727	133,728

Dividends declared per common share	$0.49	$0.46	$0.95	$0.89

SEI INVESTMENTS COMPANY
CONSOLIDATED CONDENSED BALANCE SHEETS
(In thousands) (Unaudited)

	December 31,	December 31,
	2024	2023
Assets
Current Assets:
Cash and cash equivalents	$839,891	$834,697
Restricted cash	302	301
Receivables from investment products	54,118	55,886
Receivables, net of allowance for doubtful accounts of $1,435 and $663	567,634	501,434
Securities owned	29,583	31,334
Other current assets	60,282	54,464
Total Current Assets	1,551,810	1,478,116

Property and Equipment, net of accumulated depreciation of $493,219 and $474,034	159,643	171,364
Operating Lease Right-of-Use Assets	28,905	22,477
Capitalized Software, net of accumulated amortization of $641,071 and $612,971	236,023	239,783
Investments	315,567	273,510
Goodwill and Intangible Assets, net	247,657	219,776
Deferred Contract Costs	45,855	40,221
Deferred Income Taxes	51,984	37,709
Other Assets, net	47,162	37,047
Total Assets	$2,684,606	$2,520,003

Liabilities and Equity
Current Liabilities:
Accounts payable	$13,081	$10,618
Accrued liabilities	347,513	318,945
Current portion of long-term operating lease liabilities	7,900	8,118
Deferred revenue	12,019	15,366
Total Current Liabilities	380,513	353,047

Long-term Income Taxes Payable	803	803
Long-term Operating Lease Liabilities	24,235	17,235
Other Long-term Liabilities	26,943	17,090
Total Liabilities	432,494	388,175

Shareholders' Equity:
Common stock, $0.01 par value, 750,000 shares authorized; 126,840 and 131,178 shares issued and outstanding	1,268	1,312
Capital in excess of par value	1,539,816	1,404,962
Retained earnings	758,003	762,586
Accumulated other comprehensive loss, net	(46,975)	(37,032)
Total Shareholders' Equity	2,252,112	2,131,828
Total Liabilities and Shareholders' Equity	$2,684,606	$2,520,003

SEI INVESTMENTS COMPANY
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
(In thousands) (Unaudited)

	For the Twelve Months Ended December 31,
	2024	2023
Cash flows from operating activities:
Net income	$581,191	$462,258
Adjustments to reconcile net income to net cash provided by operating activities	$41,152	($15,228)
Net cash provided by operating activities	$622,343	$447,030
Net cash used in investing activities	($117,302)	($141,543)
Net cash used in financing activities	($494,401)	($331,324)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(5,445)	7,476
Net increase (decrease) in cash, cash equivalents and restricted cash	5,195	(18,361)
Cash, cash equivalents and restricted cash, beginning of period	834,998	853,359
Cash, cash equivalents and restricted cash, end of period	$840,193	$834,998

ENDING ASSET BALANCES
(In millions) (Unaudited)

	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,
	2023	2024	2024	2024	2024
Private Banks:
Equity and fixed-income programs	$24,496	$25,282	$25,031	$26,565	$25,523
Collective trust fund programs	4	5	5	5	4
Liquidity funds	3,916	2,733	2,699	2,948	2,688
Total assets under management	$28,416	$28,020	$27,735	$29,518	$28,215
Client assets under administration	7,267	8,024	7,813	8,349	8,340
Total assets	$35,683	$36,044	$35,548	$37,867	$36,555

Investment Advisors:
Equity and fixed-income programs	$71,634	$74,715	$74,556	$78,361	$76,283
Liquidity funds	4,812	4,722	4,301	2,790	3,105
Total Platform assets under management	$76,446	$79,437	$78,857	$81,151	$79,388
Platform-only assets	18,324	20,516	21,908	24,501	25,244
Platform-only assets-deposit program	843	897	894	2,447	2,398
Total Platform assets	$95,613	$100,850	$101,659	$108,099	$107,030

Institutional Investors:
Equity and fixed-income programs	$77,208	$75,969	$75,542	$79,252	$75,481
Collective trust fund programs	1	1	1	1	1
Liquidity funds	1,734	2,179	2,309	1,829	1,511
Total assets under management	$78,943	$78,149	$77,852	$81,082	$76,993
Client assets under advisement	6,120	6,862	7,886	8,038	5,955
Total assets	$85,063	$85,011	$85,738	$89,120	$82,948

Investment Managers:
Collective trust fund programs (A)	$156,376	$161,660	$192,747	$204,429	$202,384
Liquidity funds	114	202	221	233	188
Total assets under management	$156,490	$161,862	$192,968	$204,662	$202,572
Client assets under administration	920,757	959,904	998,315	1,022,515	1,032,812
Total assets	$1,077,247	$1,121,766	$1,191,283	$1,227,177	$1,235,384

Investments in New Businesses:
Equity and fixed-income programs	$2,174	$2,269	$2,285	$2,825	$2,747
Liquidity funds	209	223	631	246	297
Total assets under management	$2,383	$2,492	$2,916	$3,071	$3,044
Client assets under advisement	1,150	1,248	1,886	2,021	2,185
Client assets under administration	14,807	15,411	14,848	15,110	14,791
Total assets	$18,340	$19,151	$19,650	$20,202	$20,020

LSV Asset Management:
Equity and fixed-income programs (B)	$89,312	$93,616	$90,197	$93,855	$86,501

Total:
Equity and fixed-income programs (C)	$264,824	$271,851	$267,611	$280,858	$266,535
Collective trust fund programs	156,381	161,666	192,753	204,435	202,389
Liquidity funds	10,785	10,059	10,161	8,046	7,789
Total assets under management	$431,990	$443,576	$470,525	$493,339	$476,713
Client assets under advisement	7,270	8,110	9,772	10,059	8,140
Client assets under administration (D)	942,831	983,339	1,020,976	1,045,974	1,055,943
Platform-only assets	19,167	21,413	22,802	26,948	27,642
Total assets	$1,401,258	$1,456,438	$1,524,075	$1,576,320	$1,568,438
(A)Collective trust fund program assets in the Investment Managers segment are included in assets under management since SEI is the trustee. Fees earned on this product are less than fees earned on customized asset management programs.
(B)Equity and fixed-income programs include $1.4 billion of assets managed by LSV in which fees are based solely on performance and are not calculated as an asset-based fee (as of December 31, 2024).
(C)Equity and fixed-income programs include $6.4 billion of assets invested in various asset allocation funds (as of December 31, 2024).
(D)    In addition to the assets presented, SEI also administers an additional $10.3 billion in Funds of Funds assets on which SEI does not earn an administration fee (as of December 31, 2024).

AVERAGE ASSET BALANCES
(In millions) (Unaudited)

	4th Qtr.	1st Qtr.	2nd Qtr.	3rd Qtr.	4th Qtr.
	2023	2024	2024	2024	2024
Private Banks:
Equity and fixed-income programs	$23,309	$24,593	$24,859	$25,823	$26,067
Collective trust fund programs	5	4	5	5	4
Liquidity funds	3,808	3,902	2,734	2,858	2,814
Total assets under management	$27,122	$28,499	$27,598	$28,686	$28,885
Client assets under administration	7,083	7,753	7,884	8,074	8,395
Total assets	$34,205	$36,252	$35,482	$36,760	$37,280

Investment Advisors:
Equity and fixed-income programs	$68,369	$72,689	$73,793	$76,111	$77,866
Liquidity funds	5,046	4,649	4,348	4,264	3,031
Total Platform assets under management	$73,415	$77,338	$78,141	$80,375	$80,897
Platform-only assets	17,201	19,198	20,897	23,194	25,109
Platform-only assets-deposit program	281	849	886	1,176	2,186
Total Platform assets	$90,897	$97,385	$99,924	$104,745	$108,192

Institutional Investors:
Equity and fixed-income programs	$73,644	$76,414	$75,203	$77,473	$77,399
Collective trust fund programs	3	1	1	1	1
Liquidity funds	1,682	1,812	1,893	2,046	2,154
Total assets under management	$75,329	$78,227	$77,097	$79,520	$79,554
Client assets under advisement	4,607	6,498	7,508	7,925	6,991
Total assets	$79,936	$84,725	$84,605	$87,445	$86,545

Investment Managers:
Collective trust fund programs (A)	$149,551	$156,737	$189,884	$198,839	$204,954
Liquidity funds	205	207	227	245	223
Total assets under management	$149,756	$156,944	$190,111	$199,084	$205,177
Client assets under administration	901,487	938,804	982,806	1,005,111	1,034,500
Total assets	$1,051,243	$1,095,748	$1,172,917	$1,204,195	$1,239,677

Investments in New Businesses:
Equity and fixed-income programs	$2,069	$2,200	$2,234	$2,432	$2,819
Liquidity funds	197	214	471	546	269
Total assets under management	$2,266	$2,414	$2,705	$2,978	$3,088
Client assets under advisement	1,080	1,194	2,014	1,885	2,110
Client assets under administration	14,781	15,147	14,713	14,973	14,961
Total assets	$18,127	$18,755	$19,432	$19,836	$20,159

LSV Asset Management:
Equity and fixed-income programs (B)	$84,492	$90,708	$90,849	$93,195	$88,880

Total:
Equity and fixed-income programs (C)	$251,883	$266,604	$266,938	$275,034	$273,031
Collective trust fund programs	149,559	156,742	189,890	198,845	204,959
Liquidity funds	10,938	10,784	9,673	9,959	8,491
Total assets under management	$412,380	$434,130	$466,501	$483,838	$486,481
Client assets under advisement	5,687	7,692	9,522	9,810	9,101
Client assets under administration (D)	923,351	961,704	1,005,403	1,028,158	1,057,856
Platform-only assets	17,482	20,047	21,783	24,370	27,295
Total assets	$1,358,900	$1,423,573	$1,503,209	$1,546,176	$1,580,733
(A)    Collective trust fund program average assets in the Investment Managers segment are included in assets under management since SEI is the trustee. Fees earned on this product are less than fees earned on customized asset management programs.
(B)    Equity and fixed-income programs during fourth-quarter 2024 include $1.5 billion of average assets managed by LSV in which fees are based solely on performance and are not calculated as an asset-based fee.
(C)    Equity and fixed-income programs include $6.4 billion of average assets invested in various asset allocation funds during fourth-quarter 2024.
(D)    In addition to the assets presented, SEI also administers an additional $9.4 billion of average assets in Funds of Funds assets during fourth-quarter 2024 on which SEI does not earn an administration fee.

SALES EVENTS
(In thousands) (Unaudited)

Net Recurring Sales Events

	4th Qtr.	1st Qtr.	2nd Qtr.	3rd Qtr.	4th Qtr.
	2023	2024	2024	2024	2024
Investment Processing-related Businesses:
Private Banks	$2,210	$247	$4,331	$9,417	$9,245
Investment Managers	15,314	20,407	17,180	23,319	18,027
Total Investment Processing-related Businesses	$17,524	$20,654	$21,511	$32,736	$27,272

Asset Management-related Businesses:
Private Banks-AMD	$(1,068)	$(85)	$(494)	$(854)	$495
Investment Advisors	(5,277)	(942)	(3,299)	2,686	1,339
Institutional Investors	(4,151)	(4,649)	(1,787)	(576)	(2,673)
Total Asset Management-related Businesses	$(10,496)	$(5,676)	$(5,580)	$1,256	$(839)

Newer Initiatives:
Investments in New Businesses	$1,432	$1,494	$(43)	$936	$1,778

Total Net Recurring Sales Events	$8,460	$16,472	$15,888	$34,928	$28,211

Non-Recurring Sales Events

	4th Qtr.	1st Qtr.	2nd Qtr.	3rd Qtr.	4th Qtr.
	2023	2024	2024	2024	2024
Investment Processing-related Businesses:
Private Banks	$3,489	$2,613	$4,431	$8,796	$6,622
Investment Managers	1,000	1,213	930	712	2,465
Total Investment Processing-related Businesses	$4,489	$3,826	$5,361	$9,508	$9,087

Newer Initiatives:
Investments in New Businesses	$770	$987	$717	$1,976	$921

Total Non-Recurring Sales Events	$5,259	$4,813	$6,078	$11,484	$10,008

Total Sales Events

	4th Qtr.	1st Qtr.	2nd Qtr.	3rd Qtr.	4th Qtr.
	2023	2024	2024	2024	2024
Investment Processing-related Businesses:
Private Banks	$5,699	$2,860	$8,762	$18,213	$15,867
Investment Managers	16,314	21,620	18,110	24,031	20,492
Total Investment Processing-related Businesses	$22,013	$24,480	$26,872	$42,244	$36,359

Asset Management-related Businesses:
Private Banks-AMD	$(1,068)	$(85)	$(494)	$(854)	$495
Investment Advisors	(5,277)	(942)	(3,299)	2,686	1,339
Institutional Investors	(4,151)	(4,649)	(1,787)	(576)	(2,673)
Total Asset Management-related Businesses	$(10,496)	$(5,676)	$(5,580)	$1,256	$(839)

Newer Initiatives:
Investments in New Businesses	$2,202	$2,481	$674	$2,912	$2,699

Total Sales Events	$13,719	$21,285	$21,966	$46,412	$38,219